SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): December 11, 2001



                             DENTAL RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


        0-30608                                       41-1279182
(Commission File Number)                 (I.R.S. Employer Identification Number)


                             530 SOUTH RIVER STREET
                             DELANO, MINNESOTA 55328
               (Address of Principal Executive Offices) (Zip Code)


                                 (763) 972-3801
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On December 11, 2001, the Registrant issued a press release with Apollo Diamond, Inc. announcing the mutual termination of an Agreement and Plan of Reorganization dated August 10, 2001 pursuant to which Apollo Diamond, Inc. was to merge with and into the Registrant. The full text of the press release is set forth as Exhibit 99 which is attached hereto and incorporated in this report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:
                  -----------------------------------------

                  Not Applicable

         (b)      Pro Forma Financial Information:
                  -------------------------------

                  Not Applicable

         (c)      Exhibits:
                  --------

                  See Exhibit Index on page following Signatures


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DENTAL RESOURCES, INC.


                                      By: /s/ Bryan Nichols
                                         ---------------------------------
                                               Bryan Nichols
Date:  December 11, 2001              Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to


                                    FORM 8-K


                             DENTAL RESOURCES, INC.


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Exhibit
Number            Exhibit Description
------            -------------------

   99             Press release dated December 11, 2001